Investor Presentation February 2026

Disclaimer This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission.

AM Best rated “A” (Excellent) & Financial Size Category XI Company Profile TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY Includes PSIC, PESIC and Palomar Re. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix. FOURTH QUARTER HIGHLIGHTS (2) Gross written premium (GWP) of $492.6 million; 31.8% YoY growth Adjusted net income of $61.1 million, 48.0% YoY growth Adjusted return on equity of 26.9% Adjusted combined ratio of 73.4% Closed the acquisition of Gray Surety on 1/31/2026; modestly EPS accretive in 2026 before generating scale in 2027 and beyond Balanced mix of admitted & E&S, residential & commercial property and casualty products Diversified growth engine anchored by Earthquake and strengthened by growing Casualty, Inland Marine & Property, Crop and Surety & Credit platforms Purpose built risk transfer strategy and reinsurance approach enabling earnings stability and growth Experienced management team committed to PLMR 2X — doubling adjusted net income every 3–5 years while sustaining ROE above 20% Leading specialty insurer with a portfolio intentionally designed to perform through all cycles (1)

Inland Marine & Property Diverse portfolio of niche casualty products led by industry veterans Favorable rate environment with broad-based increases Hired underwriting talent to expand geographies and distribution channels Continue to conservatively manage gross and net limits while building reserves Increased production beyond MPCI, enhanced Q4 performance and portfolio diversification Full-year GWP $248M, well above initial $200M target Positioned for >30% growth in 2026 • Increased retention to 50% effective 1/1/26, reflecting balance sheet strength and risk confidence • Positioned for >30% growth in 2026; on track toward $500M mid-term and $1B long-term premium targets Balance book of admitted and E&S and residential and commercial products Admitted and residential strength offset commercial E&S pressure Launched Construction Engineering product, completing Builder’s Risk suite last quarter of impact from the Recent acquisitions provide expertise, scale and geographic reach Stable growth driver and key source of diversification Including pro-forma Gray Surety acquisition, category would have represented approximately 7% of total GWP for FY 2025 Balanced book: Residential (58%), Commercial (42%) Admitted residential segment continues to benefit from strong retention and inflation guard Upside for margin expansion due to soft property cat reinsurance market Palomar Portfolio of Specialty Insurance Products Five key SPECIALTY INSURANCE product categories constructed to effectively navigate market cycles 4 FY 2025 GWP $2.0B Earthquake Casualty Crop Surety & Credit (1) Full quarterly breakout of Surety & Credit premium on slide 16 in the appendix. NEW CATEGORY:

Profitable and Diverse Portfolio Positioned for Long-Term Value Diversification has driven growth while preserving strong margins and profitability Disciplined Business Mix Shift Supporting Consistent Profitability Diversified portfolio enhances resilience across market cycles Business mix has evolved but not at the sacrifice of combined ratio and overall profitability Larger balance sheet and consistent catastrophe retentions reduce earnings volatility from a severe event Value of the approach best demonstrated by results beating consensus 14 consecutive quarters Adjusted Net Income Continued Strong Growth Adjusted Combined Ratio Steady performance Adjusted ROE Consistent and increasing EQ GWP Continued growth Non-EQ GWP While EQ continues to grow, it is now a smaller component of our specialty mix as Non-EQ premium represents 72% of our specialty premium base.

Casualty Franchise Responsible growth with a “Walk before we run” approach within niche market segments Conservative Approach Diversified Casualty portfolio targets niche product segments with limited auto exposure Led by experienced, proven underwriting leaders across each product line Products supported by facultative and quota share reinsurance to help manage volatility Disciplined risk profile with average net line sizes below $1M Typically attaching at primary or buffer layers to reduce the impact of social inflation and nuclear verdicts Highly conservative reserving supports balance sheet strength Over 85% of Casualty reserves held as IBNR reinforcing earnings stability and long-term predictability Casualty reserves are 17% of stockholder’s equity A 10% increase in Casualty reserves represents less than 2% of stockholder’s equity IBNR Represents 82% of Total Net Reserves Total Net Reserves

Comprehensive & Diverse Utilization of Reinsurance A Broad SUITE OF Risk Transfer PRODUCTS helps to MANAGE RISK, REDUCE VOLATILITY AND SUPPORT GROWTH Inland Marine Other Property Casualty Other Property Inland Marine Earthquake Fronting Casualty Crop Facultative Individual risk-specific protection ‘Second set of eyes’ for individual risk underwriting Effective for newer lines of business or complex risks Excess of Loss (XOL) Applies on either a per-risk or a portfolio basis (e.g. Catastrophe XOL) Efficient protection against severity of a single event or loss above a fixed dollar retention Quota Share ‘First dollar' pro-rata partner for portfolio Control net line size and volatility for new and existing business Mitigate shock losses Generate fee income Catastrophe Bond Provides fixed economics and capacity via multi-year treaties Diversify beyond traditional reinsurance Fully collateralized model Earthquake Other Property Earthquake Crop Inland Marine Earthquake

Reinsurance Update Disciplined and Diversified Reinsurance Strategy Provides Margin StabilitY Property Catastrophe Tower Catastrophe reinsurance strategy blends multiple tools, including excess of loss (“XOL”), quota share, and insurance-linked securities (“ILS”) 6/1/25 core Program supported by over 100 reinsurers and ILS investors Mix of one-year and multi-year limit to reduce reinsurance pricing volatility   Earthquake reinsurance program: Total ground-up earthquake coverage increased to approximately $3.5B while maintaining $20M occurrence retention Includes $1.15B of earthquake limit via Torrey Pines Re catastrophe bond program All perils excluding earthquake subject to separate reinsurance tower Continental US Hurricane coverage to $100M All perils excluding earthquake coverage to $85M Per occurrence retention reduced to $11M Placed standalone Laulima XOL treaty Recent Activity Completed two new placements and renewed four quota share treaties All renewed treaties executed at improved terms relative to expiring Commercial earthquake quota share renewed approximately 15% down on a risk-adjusted basis Earthquake XOL limit renewed down 15% on risk-adjusted basis Market conditions remain favorable for buyers Ongoing softening in the property cat reinsurance market anticipated through 2026

Palomar
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Technology and Data

KEY ENABLER OF SPEED-TO-MARKET AND DIFFERENTIATION

Built for Speed

- Scalable core systems leveraging best-in-class vendors
- Proven playbooks for new product launches
- Early adoption of business process outsourcing services for rapid scaling and cost efficiency

Building on Palomar's Core Advantages

- PASS(1) and frontends endorsed by Producer and Carrier partners
- Sophisticated pricing tools with automated external data ingestion
- Performance and exposure management data assets

Leveraging AI and New Technologies

- AI-driven automation to assist underwriting productivity and workflow
- Third-party data enrichment leveraging AI models for portfolio optimization
- Deploying AI to improve process optimization and drive operational efficiency

Data & Analytics

- Automated ingestion of catastrophe, hazard, exposure and market data
- Granular exposure analytics supporting optimized XOL and quota share structures
- Real time portfolio monitoring enhancing pricing, retention and concentration management

1. Palomar Automated Submission System

Palomar 2X Strategy STRATEGY TO DOUBLE ADJUSTED NET INCOME and ACHIEVE AN ADJUSTED ROE + 20% OVER THE INTERMEDIATE TERM Profitable growth Anchored by earthquake franchise Low volatility – specialty lines focus Conservative and comprehensive risk transfer strategy Selective entry into new markets Sustain attractive margins Fundamental Principals Greater gross / net line sizes enabled by surplus growth Reinsurance program supports margin expansion Investment leverage drives higher net investment income Gray Surety acquisition adds scale and earnings Adjusted Net Income Drivers Leverage Scale to Enhance Profitable Growth Curate a “One-of-One” Distinct Portfolio Deepen our Position in Existing Markets and Unlock New opportunities Integrate, Optimize and Execute 2026 Strategic Initiatives

2026 Full Year Guidance 2026 Guidance implies exceeding 2024 Palomar 2X goal in two years 2026 FULL YEAR OUTLOOK Adjusted Net Income $260M–$275M Current range IMPLIES: Adjusted net income growth of 24% based on the midpoint of the range Adjusted ROE above the Palomar 2X goal of 20% $8M–$12M of catastrophe losses in 2026 2024 2026 Estimated 2023 Actuals $93.5M Adjusted Net Income 2025 Palomar 2X Goal $187.0M Adjusted Net Income Actuals $133.5M Palomar 2X Goal $267.0M Adjusted Net Income Actuals $216.1M Palomar 2X Goal $432.2M Adjusted Net Income Est. ANI $267.5M Palomar 2X Goal $535.0M Historic Performance & Outlook for Palomar 2X

2025 Performance Continues Track Record of Strong Results ATTRACTIVE BUSINESS MODEL GENERATING PROFITABLE GROWTH GROWTH PROFITABILITY Gross Written Premium ($M) Adjusted Return on Equity Adjusted Net Income ($M) CAGR: +21% CAGR: +30% +48% This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix Midpoint of of full year 2026 adjusted net income guidance +32% RETURNS (2)

Investment Portfolio as of December 31, 2025 High quality, liquid investment portfolio provides complementary earnings stream Objectives: Maintain liquidity, preserve capital, and generate income within a disciplined risk framework. Portfolio Construction: Capacity to improve risk-adjusted performance through a modest and disciplined increase in both credit and duration risk. Investment Leverage and Earnings Contribution: Attractive investment leverage with a conservative risk profile. Opportunity for investment income to meaningfully contribute to adjusted net income over time. Weighted Average Duration: 3.8 Years Average Portfolio Credit Quality: “A1/A+” Average Fixed Income Book Yield: 4.8% Investment Leverage: 1.4x Credit Rating AAA A AA BBB High Yield $1.4 Billion Total Investment Portfolio Corporate Bonds Municipal Bonds ABS Corporate HY Bonds MBS / CMBS Cash Equities Treasuries/Agencies

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Entrepreneurial and Experienced Management Team

LEADING SPECIALTY INSURANCE TALENT CONTINUE TO EXECUTE AND ADD DEPTH TO THE ORGANIZATION

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Rudy Herve | Chief Operating Officer	25+	SCOR | QBE North America | Bain & Company | Orange Ventures
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Robert Beyerle | Chief Underwriting Officer	25+	Great American Insurance Company | Acordia Southeast
Althea Garvey | Chief Claims Officer	25+	LifeCare | AIG | Jacoby & Meyers
James Long | Chief Technology Officer	20+	RenaissanceRe | Guy Carpenter | John B. Collins Associates
Tim Carter | Chief People Officer	20+	LPL Financial | G4S Integrated Services | Parexcel | Home Depot
Kyle Morgan | Chief Strategy Officer	15+	W Capital Partners | Insight Partners
Ethan Genteman | Chief Actuarial Officer	10+	Intact | TigerRisk Partners

Appendix 2025 Investor Day | March 20, 2025

Five Product Categories STARTING WITH FIRST QUARTER 2026, Surety & Credit will become the fifth core category and fronting premiums will be allocated to their underlying line of business Three Months Ended Year Ended December 31, 2025 March 31, 2025   June 30, 2025 September 30, 2025 December 31, 2025 Total % Total New Reporting:           Earthquake   $133,714   $147,710   $149,940   $143,516   $574,880   28%   Casualty 131,648 144,388 170,994 168,140 615,170 30% Inland Marine & Property   114,661   153,040   141,739   129,352   538,792   27%   Surety & Credit 13,921 11,687 14,741 11,514 51,864 3% Crop   48,220   39,464   119,757   40,106   247,547   12%   Total: 442,164 496,288 597,171 492,629 2,028,252 100% Three Months Ended Year Ended December 31, 2025 March 31, 2025   June 30, 2025 September 30, 2025 December 31, 2025 Total % Total As Reported: Earthquake   $130,245   $147,702   $149,940   $143,516   $571,403   28%   Casualty 110,487 128,222 152,034 150,477 541,220 27% Inland Marine & Property   99,284   120,031   117,871   110,722   447,908   22%   Surety & Credit - - - - - 0% Fronting   53,927   60,869   57,569   47,808   220,173   11%   Crop 48,220 39,464 119,757 40,106 247,547 12% Total:   442,164   496,288   597,171   492,629   2,028,251   100%

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Fourth Quarter and Full Year 2025 Financial Highlights

	Three Months Ended December 31,				Year Ended December 31,			
	2025	2024	Change	% Change	2025	2024	Change	% Change
(in thousands, except per share data)								
Gross written premiums	$ 492,629	$ 373,723	$ 118,906	31.8%	$ 2,028,252	$ 1,541,962	$ 486,290	31.5%
Ceded written premiums	(245,059)	(204,492)	(40,567)	19.8%	(1,064,230)	(897,111)	(167,119)	18.6%
Net written premiums	247,570	169,231	78,339	46.3%	964,022	644,851	319,171	49.5%
Net earned premiums	233,460	144,890	88,570	61.1%	802,635	510,687	291,948	57.2%
Commission and other income	1,541	750	791	105.5%	5,496	2,784	2,712	97.4%
Total underwriting revenue (1)	235,001	145,640	89,361	61.4%	808,131	513,471	294,660	57.4%
Losses and loss adjustment expenses	70,856	37,176	33,680	90.6%	228,594	134,759	93,835	69.6%
Acquisition expenses, net of ceding commissions and fronting fees	62,867	40,585	22,282	54.9%	217,133	149,657	67,476	45.1%
Other underwriting expenses	46,894	32,947	13,947	42.3%	176,458	117,113	59,345	50.7%
Underwriting income (1)	54,384	34,932	19,452	55.7%	185,946	111,942	74,004	66.1%
Interest expense	(87)	(87)	—	NM	(392)	(1,138)	746	-65.6%
Net investment income	15,991	11,318	4,673	41.3%	56,005	35,824	20,181	56.3%
Net realized and unrealized gains losses on investments	2,370	(1,201)	3,571	-297.3%	11,831	4,568	7,263	159.0%
Income before income taxes	72,658	44,962	27,696	61.6%	253,390	151,196	102,194	67.6%
Income tax expense	16,493	9,997	6,496	65.0%	56,320	33,623	22,697	67.5%
Net income	$ 56,165	$ 34,965	$ 21,200	60.6%	$ 197,070	$ 117,573	$ 79,497	67.6%
Adjustments:								
Net realized and unrealized gains losses on investments	(2,370)	1,201	(3,571)	-297.3%	(11,831)	(4,568)	(7,263)	159.0%
Expenses associated with transactions	1,075	922	153	16.6%	4,644	1,479	3,165	214.0%
Stock-based compensation expense	5,543	4,780	763	16.0%	21,013	16,685	4,328	25.9%
Amortization of intangibles	1,284	389	895	230.1%	4,683	1,558	3,125	200.6%
Expenses associated with catastrophe bond	-	-	-	NM	2,660	2,483	177	7.1%
Tax impact	(581)	(964)	383	-39.7%	(2,124)	(1,699)	(425)	25.0%
Adjusted net income (1)	$ 61,116	$ 41,293	$ 19,823	48.0%	$ 216,115	$ 133,511	$ 82,604	61.9%
Key Financial and Operating Metrics								
Annualized return on equity	24.7%	19.5%			23.6%	19.6%		
Annualized adjusted return on equity (1)	26.9%	23.1%			25.9%	22.2%		
Loss ratio	30.4%	25.7%			28.5%	26.4%		
Expense ratio	46.4%	50.2%			48.4%	51.7%		
Combined ratio	76.8%	75.9%			76.9%	78.1%		
Adjusted combined ratio (1)	73.4%	71.7%			72.7%	73.7%		
Diluted earnings per share	$ 2.06	$ 1.29			$ 7.17	$ 4.48		
Diluted adjusted earnings per share (1)	$ 2.24	$ 1.52			$ 7.86	$ 5.09		
Catastrophe losses	$ (2,063)	$ 8,122			$ (728)	$ 27,846		
Catastrophe loss ratio (1)	-0.9%	5.6%			-0.1%	5.5%		
Adjusted combined ratio excluding catastrophe losses (1)	74.2%	66.1%			72.8%	68.3%		
Adjusted underwriting income (1)	$ 62,286	$ 41,023	$ 21,263	51.8%	$ 218,946	$ 134,147	$ 84,799	63.2%

(1) Indicates non-GAAP financial measure; see “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.
(2) NM – Not Meaningful

Palomar

Reconciliation Of Non-GAAP Metrics Used In This Presentation

($ in thousands, except per share data)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$ 179,076	$ 109,958	$ 616,689	$ 398,745
Denominator: Net earned premiums	$ 233,460	$ 144,890	$ 802,635	$ 510,687
Combined ratio	76.8%	75.9%	76.9%	78.1%
Adjustments to numerator:				
Expenses associated with transactions	$ (1,075)	$ (922)	$ (4,644)	$ (1,479)
Stock-based compensation expense	(5,543)	(4,780)	(21,013)	(16,685)
Amortization of intangibles	(1,284)	(389)	(4,683)	(1,558)
Expenses associated with catastrophe bond	—	—	(2,660)	(2,483)
Adjusted combined ratio	73.4%	71.7%	72.7%	73.7%
Adjusted net income	$ 61,116	$ 41,293	$ 216,115	$ 133,511
Weighted-average common shares outstanding, diluted	27,321,828	27,206,225	27,485,250	26,223,842
Diluted adjusted earnings per share	$ 2.24	$ 1.52	$ 7.86	$ 5.09
Numerator: Losses and loss adjustment expenses	$ 70,856	$ 37,176	$ 228,594	$ 134,759
Denominator: Net earned premiums	$ 233,460	$ 144,890	$ 802,635	$ 510,687
Loss ratio	30.4%	25.7%	28.5%	26.4%
Numerator: Catastrophe losses	$ (2,063)	$ 8,122	$ (728)	$ 27,846
Denominator: Net earned premiums	$ 233,460	$ 144,890	$ 802,635	$ 510,687
Catastrophe loss ratio	-0.9%	5.6%	-0.1%	5.5%
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$ 179,076	$ 109,958	$ 616,689	$ 398,745
Denominator: Net earned premiums	$ 233,460	$ 144,890	$ 802,635	$ 510,687
Combined ratio	76.8%	75.9%	76.9%	78.1%
Adjustments to numerator:				
Expenses associated with transactions	$ (1,075)	$ (922)	$ (4,644)	$ (1,479)
Stock-based compensation expense	(5,543)	(4,780)	(21,013)	(16,685)
Amortization of intangibles	(1,284)	(389)	(4,683)	(1,558)
Expenses associated with catastrophe bond	—	—	(2,660)	(2,483)
Catastrophe losses	2,063	(8,122)	728	(27,846)
Adjusted combined ratio excluding catastrophe losses	74.2%	66.1%	72.8%	68.3%

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Reconciliation Of Non-GAAP Metrics Used In This Presentation

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
($ in thousands, except per share data)				
Total revenue	$ 253,362	$ 155,757	$ 875,967	$ 553,863
Net investment income	(15,991)	(11,318)	(56,005)	(35,824)
Net realized and unrealized (gains) losses on investments	(2,370)	1,201	(11,831)	(4,568)
Underwriting revenue	$ 235,001	$ 145,640	$ 808,131	$ 513,471
Income before income taxes	$ 72,658	$ 44,962	$ 253,390	$ 151,196
Net investment income	(15,991)	(11,318)	(56,005)	(35,824)
Net realized and unrealized (gains) losses on investments	(2,370)	1,201	(11,831)	(4,568)
Interest expense	87	87	392	1,138
Underwriting income	$ 54,384	$ 34,932	$ 185,946	$ 111,942
Expenses associated with transactions	1,075	922	4,644	1,479
Stock-based compensation expense	5,543	4,780	21,013	16,685
Amortization of intangibles	1,284	389	4,683	1,558
Expenses associated with catastrophe bond	—	—	2,660	2,483
Adjusted underwriting income	$ 62,286	$ 41,023	$ 218,946	$ 134,147
Net income	$ 56,165	$ 34,965	$ 197,070	$ 117,573
Adjustments:				
Net realized and unrealized (gains) losses on investments	(2,370)	1,201	(11,831)	(4,568)
Expenses associated with transactions	1,075	922	4,644	1,479
Stock-based compensation expense	5,543	4,780	21,013	16,685
Amortization of intangibles	1,284	389	4,683	1,558
Expenses associated with catastrophe bond	—	—	2,660	2,483
Tax impact	(581)	(964)	(2,124)	(1,699)
Adjusted net income	$ 61,116	$ 41,293	$ 216,115	$ 133,511
Annualized adjusted net income	$ 244,464	$ 165,172	$ 216,115	$ 133,511
Average stockholders' equity	$ 910,389	$ 716,171	$ 835,849	$ 600,140
Annualized adjusted return on equity	26.9%	23.1%	25.9%	22.2%